[GRAPHIC OMITTED]


                            DEUTSCHE BANK SECURITIES

                                    DMSI 04 1
                        30 Year Jumbo Fixed Rate Product
                             Collateral Description

Product                                    Jumbo 30 year Fixed
Amount                                             $60,000,000 +/  5%
Settle                                        January 30, 2004

Gross WAC                                               5.890% +/  15 bps
Servicing Fee                                           25 bps (est.)
WAM                                                        353 +/  2

Weighted Average LTV                                     73.0% +/
Average Loan Balance                                  $450,000 +/  15%

Full/Alt Documentation                                     95% +/

SF/PUD                                                     95% +/
Primary Residence                                          95% +/

Average FICO                                               725 +/  15

Loans > 80% LTV, no MI                                      0%

State Concentration                             88% California +/

Delivery Variance                                Plus/Minus 5%

Expected Rating Agencies                                2 of 3


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                            DEUTSCHE BANK SECURITIES

                                    DMSI 04 1
                        15 YEAR JUMBO FIXED RATE PRODUCT
                             COLLATERAL DESCRIPTION

  Product                                  Jumbo 15 year Fixed
  Amount                                          $114,000,000  +/  5%
  Settle                                      January 30, 2004

  Gross WAC                                             5.190%  +/  15 bps
  Servicing Fee                                         25 bps  (est.)
  WAM                                                      173  +/  2

  Weighted Average LTV                                   60.0%  +/
  Average Loan Balance                                $485,000  +/  15%

  Full/Alt Documentation                                   95%  +/

  SF/PUD                                                   95%  +/
  Primary Residence                                        95%  +/

  Average FICO                                             745  +/  15

  Loans > 80% LTV, no MI                                    0%

  State Concentration                           22% California  (max 25%)

  Delivery Variance                              Plus/Minus 5%

  Expected Rating Agencies                              2 of 3


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.